UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported): July 8, 2008

AMERICAN LAND LEASE, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-09360	84-1038736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, CLEARWATER, FL 33761

(Address of Principal Executive Offices) (Zip Code)

(727) 726-8868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 8, 2008, American Land Lease, Inc. announced that its Board of Directors is considering a broad range of strategic alternatives to enhance shareholder value. For more information, see the July 8, 2008 press release, a copy of which is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01 and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information or press release be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated July 8, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.
(Registrant)

Dated: July 8, 2008	By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 8, 2008